Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration No.: 33-65632

SCHRODER SERIES TRUST

Supplement dated December 11, 2013 to
the Statement of Additional Information dated November 26, 2013 for

Schroder Long Duration Investment-Grade Bond Fund and

Schroder Broad Tax-Aware Value Bond Fund (the “Funds”)

The following supplements the Funds’ Investor Shares Statement of Additional Information (“SAI”).

Effective immediately, the first paragraph under the heading “Municipal Bonds” on page 24 of the SAI is hereby replaced with the following:

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service (“IRS”) or a state tax authority could make the income from some of these obligations taxable.

SAI-SUP-12-2013